Offerings - Offering: 1	Nov. 25, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 6,587,439.00
Fee Rate	0.01381%
Amount of Registration Fee	$ 909.73
Offering Note	Estimated for purposes of calculating the amount of the filing fee only. Calculated as the aggregate maximum purchase price for shares of beneficial interest.